SUBSCRIPTION AGREEMENT and QUESTIONNAIRE

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR WITH THE SECURITIES COMMISSION OF ANY STATE UNDER ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS. THEY MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE SECURITIES LAWS.

POTENTIAL SUBSCRIBERS OF THE SECURITIES OFFERED HEREBY SHOULD INFORM THEMSELVES AS TO (A) THE POSSIBLE TAX CONSEQUENCES, (B) THE LEGAL REQUIREMENTS AND (C) ANY FOREIGN EXCHANGE RESTRICTIONS OR EXCHANGE CONTROL REQUIREMENTS WHICH THEY MIGHT ENCOUNTER UNDER THE LAWS OF THE COUNTRIES OF THEIR CITIZENSHIP, RESIDENCE, INCORPORATION OR DOMICILE AND WHICH MIGHT BE RELEVANT TO THE SUBSCRIPTION, HOLDING OR DISPOSAL OF SECURITIES. IN MAKING A DECISION WHETHER TO INVEST IN THE SECURITIES, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE PERSON OR ENTITY CREATING THE SECURITIES AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. NO INFORMATION OR ADVICE HEREIN CONTAINED SHALL CONSTITUTE ADVICE TO A PROSPECTIVE INVESTOR IN RESPECT OF HIS PERSONAL POSITION.

THIS SUBSCRIPTION AGREEMENT AND CONFIDENTIAL PURCHASER QUESTIONNAIRE DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO PURCHASE, ANY OF THE SECURITIES DESCRIBED HEREIN BY OR TO ANY PERSON IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. IT IS THE RESPONSIBILITY OF ANY PERSONS IN POSSESSION OF THIS DOCUMENT AND ANY PERSONS WISHING TO INVEST IN THE SECURITIES ON THE BASIS OF OR PURSUANT TO THIS DOCUMENT, THE STOCK PURCHASE AGREEMENT AND THE TERM SHEET TRANSMITTED HEREWITH TO INFORM THEMSELVES OF AND TO OBSERVE FULLY THE APPLICABLE LAWS AND REGULATIONS OF ANY RELEVANT JURISDICTION. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY ANY FEDERAL OR STATE SECURITIES AUTHORITIES, NOR HAVE SUCH AUTHORITIES PASSED UPON THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THIS DOCUMENT OR ANY INFORMATION PROVIDED BY OR ON BEHALF OF THE COMPANY TO POTENTIAL'INVESTORS. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

SUBSCRIPTION AGREEMENT (the "Agreement") dated as of this 11th day of September, 2014 between IMEDICOR, INC., a Nevada corporation formerly known as Vemics, Inc. (the "Company"), and the Subscriber whose name appears upon the Signature Page of this Agreement (the "Subscriber").

WHEREAS, Subscriber desires to purchase from the Company, and the Company desires to issue and sell to the Subscriber 6,500,000 (Six Million Five Hundred Thousand) shares of common stock, upon the terms and conditions described herein;

NOW THEREFORE, the parties hereto agree as follows:

1. Definitions: As used herein, the following words shall have the meanings indicated below:

(a) "Common Shares" shall mean the Company's common shares, par value $.001 per share.

(b) "Purchase Price" shall mean $31,250 per Unit.

2. Purchase and Sale of Preferred Share, Common Shares and Warrants. At the Closing, the Company shall issue and sell to the Subscriber, and the Subscriber shall purchase and accept delivery from the Company, of 6,500,000 (Six Million Five Hundred Thousand) Common Shares, upon the terms and conditions described herein.

3. Closing. The Closing of the purchase and sale of the Common Shares shall occur on September 11, 2014 (the "Closing Date"). At the Closing, the following shall be delivered (subject to Paragraph 3.4 below):

3.1 Deliveries by Subscriber to the Company.

(i) Payment of the Purchase Price shall be delivered by the Subscriber to the Company. Payment shall be made by Subscriber to the Company by wire transfer to such bank as the Company shall designate in a written notice delivered by the Company to Subscriber.

(ii) Executed Subscription Agreement, dated the date of the Closing.

(iii) Completed Subscriber Questionnaire (Exhibit "C" hereto).

(iv) Executed Anti Money-Laundering Representations.(Exhibit "D" hereto).

3.2 Documents to be delivered by the Company to Subscriber.

(i) Executed Subscription Agreement, dated the date of the Closing;

(ii) One certificate representing 6,500,000 (Six Million Five Hundred Thousand) Common Shares registered in the name of the Subscriber, evidencing the Common Shares

3.4 Form and Substance of Documents. The documents and instruments referred to in Section 3.2 shall be in form and substance satisfactory to counsel for the party to whom they are delivered. Note: physical stock certificates will be issued within 45 days of the Closing and will be registered in the company stock book as of the date of the wire transfer of funds.

4. Representations and Warranties of the Company. The Company hereby represents and warrants to Subscriber as follows:

4.1 Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. The Company has full corporate power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.

4.2 Authority. The Company is duly organized and validly existing, and has the power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby; all necessary actions have been taken, and all necessary approvals and consents have been given, to authorize the execution, delivery and performance of this Agreement by the Company; this Agreement has been duly executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company, fully enforceable against the Company in accordance with its terms; and the execution and delivery of this Agreement by the Company, and the Company's performance of its obligations hereunder, will not conflict with the certificate of incorporation or bylaws or any other organizational document of the Company.

4.3 No Violation. The execution and delivery by the Company of this Agreement do not, and the performance by the Company of its obligations under this Agreement and the consummation of the transactions contemplated hereby will not, conflict with, result in any violation of or default under, result in any person or entity having the right to terminate or modify, or require any consent under (i) any note, bond, mortgage, license, lease, contract, commitment, agreement or arrangement to which the Company is a party or by which any of its properties or assets are bound or (ii) any judgment, decree or order, or statute, law, ordinance, regulation or rule, applicable to the Company or to any of the property or assets of the Company. No consent, approval, license, permit, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, is required to be obtained or made by the Company in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

4.4 Company Materials. The Company Materials (as defined in section 5.3 below) (i) have been prepared in accordance with United States generally accepted accounting principles ("GAAP") and Regulation S-X promulgated under the Securities Act of 1933, as amended (the "Securities Act"), on a consistent basis for all periods, (ii) are complete and correct in all material respects, (iii) fairly present the consolidated financial condition of the Company as at reported dates, and the results of its operations for the periods stated, (iv) contain and reflect all necessary adjustments and accruals for a fair presentation of the Company's consolidated financial condition and the results of its consolidated operations as of the dates of and for the periods covered by the Company Materials, and (v) make full and adequate provision, subject to and in accordance with GAAP, for the various assets and liabilities of the Company, fixed or contingent, and the results of its operations and transactions in its accounts, as of the dates and for the periods referred to therein.

4.5 The Preferred Shares. The Preferred Share when issued and delivered to Subscriber pursuant to this Agreement will be duly and validly issued, fully paid and non-assessable.

4.6 The Warrant. The Warrant when issued and delivered to Subscriber pursuant to this Agreement will be duly and validly issued.

4.7 The Common Shares. The Common Shares when issued and delivered to Subscriber pursuant to the common share(s) allocation and / or the exercise of the Warrants will be duly and validly issued, fully paid and non-assessable.

4.8 Brokers. The Company has not entered into any agreement to pay any broker's or finder's fee to any person with respect to this Agreement or the transactions contemplated hereby.

5. Representations and Warranties of Subscriber. Subscriber hereby represents and warrants to the Company as follows:

5.1 Authority. This Agreement has been duly executed and delivered by Subscriber and constitutes a valid and legally binding obligation of Subscriber, fully enforceable against Subscriber in accordance with its terms; and the execution and delivery of this Agreement by Subscriber. If the Subscriber is not an individual, then: (i) Subscriber's performance of its obligations hereunder, will not conflict with Subscriber's organizational document of Subscriber, and (ii) Subscriber is duly organized and validly existing, and has the power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby; and (iii) all necessary actions have been taken, and all necessary approvals and consents have been given, to authorize the execution, delivery and performance of this Agreement by Subscriber;

5.2 No Violation. The execution and delivery by Subscriber of this Agreement does not, and the performance by Subscriber of its obligations under this Agreement and the consummation of the transactions contemplated hereby will not, conflict with, result in any violation of or default under, result in any person or entity having the right to terminate or modify, or require any consent under (i) any note, bond,

mortgage, license, lease, contract, commitment, agreement or arrangement to which Subscriber is a party or by which any of its properties or assets are bound or (ii) any judgment, decree or order, or statute, law, ordinance, regulation or rule, applicable to Subscriber or to any of the property or assets of Subscriber. No consent, approval, license, permit, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, is required to be obtained or made by Subscriber in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

5.3 Company Materials. Subscriber has read in its entirety this Agreement and each of the following documents in the offering package that this Agreement is a part of: (i) the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2011, (ii) the Company's Quarterly Report on Form 10-Q filed for the quarter ended March 31, 2011 and / or (iii) all other public filings, filed with the Securities and Exchange Commission ("SEC") by the Company prior to the date of this Agreement (the "Company Materials"). Subscriber has based its decision to invest on the information contained in the Company Materials, and has not otherwise relied upon any other offering literature or prospectus. Subscriber acknowledges that Subscriber has read, understood and is familiar with the Risk Factors made part of the Company Materials, is familiar with the nature of risks attending investments of this type, and has determined that a purchase of the securities issuable hereunder is consistent with Subscriber's investment objectives.

5.4 Opportunity to Ask Questions. Subscriber acknowledges that Subscriber has been given the opportunity to ask questions of, and receive answers from, representatives of the Company regarding the business and current plans of the Company and the securities issuable hereunder and has been given the opportunity to inspect such documents and obtain such additional information as Subscriber has requested so as more fully to understand the nature of the investment and to verify the accuracy of the information supplied to Subscriber. Subscriber acknowledges that, except as set forth herein, no representations or warranties have been made to Subscriber, or to Subscriber's advisors or representatives, by the Company or others with respect to the business of the Company and its financial condition.

5.5 Principal Office. Subscriber maintains its principal residence or office at the address appearing upon the Signature Page of this Agreement.

5.6 Economic Risk. Subscriber can bear the economic risks of this investment and can afford the loss of Subscriber's entire investment in the Company. Subscriber has adequate means of providing for Subscriber's current needs and possible contingencies, and has no present or anticipated need for liquidity of an investment in the Company. The investment of Subscriber in the Company is reasonable in relation to Subscriber's net worth and financial needs.

5.7 Value of Securities. Subscriber understands that any value attributable to any of the securities to be issued hereunder or upon conversion of the Preferred Shares or

exercise of the Warrant would be arbitrarily determined and that no assurances have been given about any increase in value of any of such securities.

5.8 Requisite Knowledge and Experience. Subscriber has the requisite knowledge and experience in business and financial matters to be capable of evaluating the merits and risks of an investment in the Company and has determined that such an investment is a suitable investment.

5.9 No Governmental Approval. Subscriber understands that issuance of the Securities has not been passed upon, nor have the merits of this investment been endorsed or approved, by any state or federal authorities.

5.10 No View Toward Distribution. Subscriber is investing in the Company for Subscriber's own account as principal for investment and not with a view toward resale, transfer or distribution. Subscriber understands that Subscriber must bear the economic risk of an investment in the Company for an indefinite period. Subscriber has been advised and is aware that: (i) there is a limited or no public market for the securities of the Company; (ii) the securities to be issued hereunder have not been registered under the Securities Act or the securities laws of any state or other jurisdiction, and, therefore, cannot be sold -- and Subscriber agrees not to sell or otherwise dispose of any of such securities -- unless such securities are subsequently registered under the Securities Act and such state securities laws as are applicable or unless there are available exemptions from such registrations that are supported by an opinion of counsel for Subscriber, which opinion is satisfactory to the Company.

5.11 Legends. Subscriber hereby agrees that:

(a) the certificates representing the Preferred Share, and any shares of Common Stock issued upon the conversion of the Preferred Stock and the exercise of the Warrant may bear the following legend in addition to any other legends as may be agreed to by Subscriber or as may be required by law:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES STATUTES AND REGULATIONS. SUCH SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933 UNLESS, IN THE OPINION (WHICH SHALL BE IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY) OF COUNSEL SATISFACTORY TO THE COMPANY, SUCH REGISTRATION IS NOT REQUIRED. THE HOLDER ALSO ACKNOWLEDGES THAT THE HOLDERS OF PREFERRED STOCK OF THE COMPANY HAVE SPECIAL RIGHTS, AS DESCRIBED IN THE COMPANY'S RESTATED ARTICLES OF INCORPORATION.

(b) the Warrant may bear the following legend in addition to any other legends as may be agreed to by Subscriber or as may be required by law:

NEITHER THIS SECURITY NOR ANY SECURITIES WHICH MAY BE ISSUED UPON EXERCISE OF THIS SECURITY HAVE BEEN REGISTERED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY U.S. STATE OR OTHER JURISDICTION OR ANY EXCHANGE OR SELF-REGULATORY ORGANIZATION, IN RELIANCE UPON EXEMPTIONS FROM REGISTRATION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, AND SUCH OTHER LAWS AND REQUIREMENTS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR LISTING OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, SUCH REGISTRATION AND/OR LISTING REQUIREMENTS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH WILL BE REASONABLY ACCEPTABLE TO THE COMPANY.

5.12 Early Stage Company. Subscriber recognizes that the Company is an early stage company with limited revenues. Subscriber is familiar with the business and financial condition, properties, operations and prospects of the Company. Subscriber acknowledges that it has read, understood and is familiar with the Risk Factors contained in the Company Materials, is familiar with the nature of risks attending investments of this type, and has determined that an acquisition of the securities issuable hereunder is consistent with Subscriber's investment objectives. Subscriber is aware that an investment in the Company is a speculative investment involving a high degree of risk, and that there is no guarantee that it will realize any gain from an investment in the Company and that it could lose the total value of its investment.

5.13 No Promises or Guarantees. Subscriber acknowledges that it has never been promised, guaranteed, or warranted by the Company, its agents, employees, or any other person, expressly or by implication, any of the following: (i) the approximate or exact length of time that it will be required to remain as owner of any securities of the Company; (ii) any expected percentage of profit and/or amount of or type of consideration, profit or loss to be realized, if any, as a result of the investment; and (iii) any expected amount of percentage of tax deduction or other tax benefit as a result of the investment.

5.14 No General Advertisement or Solicitation. Subscriber acknowledges that the investment in the Company was not effected by any means of general advertising or general solicitation of an investment in the Company and that such investment is considered a private transaction.

5.15 Brokers. Subscriber has not entered into any agreement to pay any broker's or finder's fee to any person with respect to this Agreement or the transactions contemplated hereby.

6. Conditions to Subscriber's Obligations. The obligation of Subscriber to close the transactions contemplated by this Agreement is subject to (i) the representations and warranties of the Company contained in Section 4 being true and correct in all material

respects as of the Closing Date as though made as of the Closing Date and (ii) the performance by Company prior to the Closing of all of the obligations hereunder of Company to be preformed prior to the Closing.

7. Conditions to the Company's Obligations. The obligation of the Company to close the transactions contemplated by this Agreement and issue the Securities is subject to (i) the representations and warranties of Subscriber contained in Section 5 being true and correct in all material respects as of the Closing Date as though made as of the Closing Date and (ii) the performance by Subscriber prior to the Closing of all of the obligations hereunder of Subscriber to be performed prior to the Closing.

8. Piggyback Registration Rights.

(a) Piggyback Registration. In the event that the Company shall propose a Registration at any time, then the Company shall give to Subscriber written notice (the "Registration Notice") of such proposed Registration (which notice shall include a statement of the proposed filing date thereof, the underwriters and/or managing underwriters of the subject offering, if any, and any other known material information relating to the proposed Registration) not less than twenty (20) or more than sixty (60) days prior to the filing of the subject Registration Statement, and shall, include in such Registration Statement all or a portion of the Common Shares owned by and/or issuable to Subscriber, as and to the extent that Subscriber may request same to be so included by means of written notice given to the Company within ten (10) days after the Company's giving of the Registration Notice. Subscriber shall be permitted to withdraw all or any part of its Common Shares from a Registration Statement by written notice to the Company given at any time prior to the effective date of the Registration Statement. The Company shall bear all of the Costs and Expenses of any Registration described in this Paragraph provided, however, that Subscriber shall pay, pro-rata based upon the number of its Common Shares included therein, the underwriters' discounts, commissions and compensation attributable solely to the inclusion of such Common Shares in the overall public offering. Notwithstanding anything to the contrary contained herein, the Company's obligation to include Subscriber's Common Shares in any such Registration Statement shall be subject, at the option of the Company, to the following further conditions:

(i) If at any time after giving the Registration Notice, and prior to the effective date of the Registration Statement filed in connection with such Registration Notice, the Company shall determine for any reason not to proceed with the subject Registration, the Company may, at its election, give written notice of such determination to the Subscriber and, thereupon, shall be relieved of its obligation to register any of the Subscriber's' Common Shares in connection with such Registration;

(ii) In connection with an underwritten public offering pursuant to a Registration Statement under this Section 8, if and only if the managing underwriter(s) thereof shall advise the Company in writing that, due to adverse market conditions or the potential adverse impact on the offering to be made for the account of the Company, the securities to be included in such Registration will not include all of the Common Shares

requested to be so included by the Subscriber, then the Company will promptly furnish Subscriber with a copy of such written statement and may require, by written notice to the Subscriber accompanying such written statement, that the distribution of all or a specified portion of such Common Shares be excluded from such distribution (with any such "cutback" to be allocated among the holders of Preferred Shares (and, if applicable, any other holders of Common Shares to be included in such Registration) in proportion to the relative number of shares of Common Stock requested by such Persons to be included in such Registration); and

(iii) The Company shall not be obligated to effect any registration of Securities incidental to the registration of any of its securities in connection with mergers, acquisitions, exchange offers, dividend reinvestment plans or stock option or other employee benefit plans.

(b) These rights attach to the shares of Common Stock owned or which may be owned by Subscriber upon conversion of any of the Preferred Shares or exercise of the Warrant and are assignable only with the sale, conveyance or transfer of such securities by Subscriber. Registration Rights shall be governed by current SEC regulations at the time of registration.

9. Disposition of Preferred Share and Warrants.

9.1. General Restriction. Subscriber shall not make any transfer, gift, assignment, sale, pledge, encumbrance or other disposition of all or any part of the Preferred Share or the Warrants (a "Disposition") **unless** the Disposition is made in accordance with the provisions of this Section 9, specifically section 9.2 and 9.3 of this agreement. Any Disposition contrary to the provisions of this Section 9 shall be void. Subscriber agrees that any proposed Disposition or offer of Disposition contrary to the provisions of this Section 9 would result in irreparable harm to the Company and that, therefore, the Company shall be entitled to injunctive relief in any court or other forum of competent jurisdiction for the purpose of restraining or rescinding such Disposition or offer of Disposition. This remedy shall be in addition to and not exclusive of any other remedy available to the Company at law or in equity or pursuant to any other provision of this Agreement.

9.2. Transfers to Permitted Transferees. Subscriber shall be entitled to make a Disposition of all or any part of the Preferred Stock and the Warrant to the following persons or entities (each, a "Permitted Transferee"), if the transferee and such Disposition comply with the provisions of Section 9.3 of this Agreement: (i) to any person or entity if the transferee and such Disposition shall have been approved in writing by the Board of Directors of the Company, (ii) to a successor of Subscriber by way of a merger, consolidation, or sale of all or a substantial portion of all of the Subscriber's assets, (iii) to the equity owners of the Subscriber, (iv) to any entity all of the equity interests of which are owned by the Subscriber and (v) at any time after the date one year after the date of this Agreement to any person or entity in a Disposition that constitutes a "private placement" for purposes of the Securities Act.

9.3. If all or any part of the Preferred Shares and the Warrant is transferred to a transferee as permitted hereunder then the transferee shall be vested with all of the rights and powers, and subject to all of the restrictions and liabilities, of the transferor to the extent of the Preferred Shares and the Warrant transferred, upon the satisfaction of all of the following conditions:

(a) The prospective transferee has executed an instrument, in form and substance satisfactory to the Board of Directors of the Company, accepting and agreeing to be bound by all terms and conditions of this Agreement and to pay all reasonable expenses of the Company in connection with the Disposition, as determined in good faith by the Board of Directors of the Company; and

(b) All requirements of applicable law including, without limitation, applicable federal and state securities law, have been complied with by the transferor, the transferee and the Company.

10 Miscellaneous.

10.1 Further Documents. The parties agree to execute any and all such further documents and instruments and to take any and all such further actions reasonably required to effectuate this Agreement and the intent and purposes hereof.

10.2 Independent Legal Advice. Neither the Company Materials nor this Agreement is to be construed as personal legal, financial or tax advice. The undersigned is encouraged to obtain independent legal, financial and tax counsel to advise the undersigned as to the legal and other consequences of investing in the securities issuable hereunder.

10.3 Binding Effect. This Agreement shall be binding upon, and any action for a breach thereof may be brought against, the parties to this Agreement and their respective successors and assigns.

10.4 Severability. The invalidity, illegality or unenforceability of one or more of the provisions of this Agreement in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality or enforceability of this Agreement, including any such provision, in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

10.5 Entire Agreement. This Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof and contains the sole and entire agreement between the parties hereto with respect to the subject matter hereof.

10.6 Amendment. This Agreement may be amended, supplemented or modified only by a written instrument duly executed by or on behalf of each party hereto.

10.7 No Third Party Beneficiaries. The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors and assigns, and it is not the intention of the parties to confer, and no provision hereof shall confer, third-party beneficiary rights upon any other person.

10.8 Survival. This Agreement shall survive the bankruptcy, insolvency, dissolution or cessation of business of Subscriber or the Company.

10.9 Headings. The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

10.10 Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

10.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

10.12 Recapitalization or Fundamental Change. If any recapitalization or other transaction affecting the stock of the Company is effected, then any new, substituted or additional securities or other property which is distributed with respect to the Securities shall be immediately subject to this Agreement, to the same extent that the Securities, immediately prior thereto, shall have been at such time covered by this Agreement.

10.13 Waiver. No failure or delay by any party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

10.14 Notices. All notices, requests, claims, demands and other communications given or made pursuant to this Agreement shall be in writing and shall be given or made by delivery in person, by courier service or by telecopy or e-mail to the respective parties at the following addresses and facsimile numbers (or at such other address or facsimile number or e-mail address for a party as shall be specified in a notice given in accordance with this Section):

(i) if to the Company:

iMedicor, Inc.
13506 Summerport Parkway #160
Windermere, Fl 34786
(888)810.7706

Attention: Robert McDermott, CEO
Phone: (407) 505-8934
Email: Rmcdermott@imedicor.com

if to Subscriber:

Elite Marketing & Consulting Group
8547 Leatherleaf Ln
Orlando, Florida 32827
ATTN: Jose Ramos

All such notices shall be deemed to have been duly given when delivered by hand, if personally delivered; when receipt is acknowledged, if sent by telecopy or sent via e-mail; on the next Business Day (as hereinafter defined), if timely delivered to an air courier guaranteeing overnight delivery; and on the third Business Day if delivered by regular mail. A "Business Day" shall mean any day that is not a Saturday, a Sunday, or any other day on which banks are required or authorized by law to be closed in the City of New York, New York.

11.17 Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED IN CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF EITHER PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF. EACH OF THE PARTIES HERETO ALSO WAIVES ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF SUCH PARTY. EACH OF THE PARTIES HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

11.18 Confidentiality. Subscriber agrees to maintain the secrecy and confidentiality of any Trade Secrets and any Confidential Information which is provided to Subscriber for purposes of evaluating its purchase of the securities issuable hereunder. As used herein, "Trade Secrets" shall include, without limitation, all formulae, patterns, compilations, programs, devices, methods, techniques, processes and all other information used in the conduct of the Company's business that would be deemed "trade secrets"

within the meaning of the Uniform Trade Secrets Act. Subscriber acknowledges that the Trade Secrets are of independent economic value to the Company because they are not generally known and are the subject of efforts by the Company to maintain their secrecy. As used herein, "Confidential Information" shall mean any and all technical or business information of the Company furnished or disclosed, in whatever form or medium, by the Company to Subscriber or discovered by Subscriber, including but not limited to computer programs, source code, object code, reports, documentation, product/service specifications, marketing plans, financial data and personnel statistics. Subscriber acknowledges that all Trade Secrets, all Confidential Information and all books, documents, lists and records pertaining to the Company's business (collectively, the "Records"), whether the Records are written, typed, printed, contained on microfilm, contained on computer disc, contained on tape or set forth in some other medium of expression, are the sole and exclusive property of the Company. Subscriber agrees not to (i) divulge, furnish or make accessible to anyone or in any way use, for Subscriber's benefit or for the benefit of any other person, firm or entity, any Trade Secret or any Confidential Information; (ii) take or permit any action to be taken which would reduce the value of any of the Trade Secrets or the Confidential Information to the Company; or (iii) otherwise misappropriate or suffer the misappropriation of the Trade Secrets or the Confidential Information. Notwithstanding anything herein to the contrary, the obligations of secrecy and confidentiality set forth herein shall not apply to any information which is now generally publicly known or which subsequently becomes generally publicly known other than as a direct or indirect result of the breach of this Agreement by Subscriber.

11.19 Indemnification. The Company hereby agrees to indemnify Subscriber and its officers, agents, attorneys and partners and hold them harmless from and against any and all loss, damage, liability or expense (including costs and reasonable attorney's fees) to which they may be subject or which they may incur by reason of or in connection with any misrepresentation made by the Company, any breach of any of the Company's representations or warranties, or the Company's failure to fulfill any of the Company's covenants or agreements, under this Agreement, or any other document furnished by the Company hereunder. This Agreement and the representations and warranties and indemnification contained herein shall be binding upon the Company and the Company's successors and assigns, and shall survive the issuance of the securities issuable hereunder.

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SIGNATURE PAGE FOLLOWS

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

IMEDICOR, INC.

By ______________________

Name: Robert McDermott
Title: CEO

Subscriber

By ______________________

Name: **Jose Ramos**

On Behalf Of: ______________________

Address: 8547 Leatherleaf Ln.

City: Orlando

State: Florida Zip: 32827

Phone: 321-689-5700

E-Mail Address: ______________________

IMEDICOR, INC.

CONSENT IN WRITING
OF
THE BOARD OF DIRECTORS

THE UNDERSIGNED, being all of the members of the Board of Directors of iMEDICOR, INC., a Nevada corporation (the "Company"), hereby consent to the adoption of the following resolutions without a meeting.

RESOLVED, that this Board hereby accepts the offer of Jose Ramos (the "Subscriber") set forth in the form of Subscription Agreement attached to this Written Consent to subscribe to and pay in cash an aggregate purchase price of $31,250.00 for 6,500,000 shares of Common Stock of the par value of $0.001 each of this Company.

RESOLVED, that this Board hereby approves the form of Subscription Agreement attached to this Written Consent and the execution and delivery thereof, in the name and on behalf of the Company, by the President of the Company.

RESOLVED, that this Board hereby determines that the Company, for its lawful corporate purposes, shall issue, sell and deliver to the Subscriber a total of 6,500,000 shares of Common Stock and, upon the receipt of the payment by the Subscriber to the Company of $31,250.00 in cash, the officers of the Company are authorized and directed to execute, issue and deliver to the Subscriber stock certificate(s) for a total of 6,500,000 shares of Common Stock, which stock certificates for said 6,500,000 shares shall be registered in the names of the following persons:

Person	Number of Shares
Pedro Arcia	3,750,000
Jose Ramos	2,750,000
	6,500,000

RESOLVED, that this Board hereby declares that said 6,500,000 shares of Common Stock, when issued and sold as aforesaid, shall be fully paid stock and not liable to any further call or assessment, nor shall the holders thereof be liable for any further payments with respect thereto.

RESOLVED, that this Board hereby authorizes and directs the officers of the Company to execute and deliver, in the name and on behalf of the Company and to the extent required under its corporate seal, any and all other instruments, certificates and other documents and to do any and all other acts and things that said officers shall deem necessary or desirable to carry out the foregoing resolutions and the terms and provisions of the aforesaid Subscription Agreement to be performed by the Company.

IN WITNESS WHEREOF, the undersigned have signed this Consent as of September 11, 2014

J. L. Guerra, Jr.

Robert McDermott

John Schneller

JD Smith

Jeff Stellinga

Daniel L. Warner

RESOLVED, that this Board hereby authorizes and directs the officers of the Company to execute and deliver, in the name and on behalf of the Company and to the extent required under its corporate seal, any and all other instruments, certificates and other documents and to do any and all other acts and things that said officers shall deem necessary or desirable to carry out the foregoing resolutions and the terms and provisions of the aforesaid Subscription Agreement to be performed by the Company.

IN WITNESS WHEREOF, the undersigned have signed this Consent as of September 11, 2014

____
J. L. Guerra, Jr.

____
Robert McDermott

____
John Schneller

____
JD Smith

____
Jeff Stellinga

RESOLVED, that this Board hereby authorizes and directs the officers of the Company to execute and deliver, in the name and on behalf of the Company and to the extent required under its corporate seal, any and all other instruments, certificates and other documents and to do any and all other acts and things that said officers shall deem necessary or desirable to carry out the foregoing resolutions and the terms and provisions of the aforesaid Subscription Agreement to be performed by the Company.

IN WITNESS WHEREOF, the undersigned have signed this Consent as of September 11, 2014

____
J. L. Guerra, Jr.

____
Robert McDermott

____
John Schneller

____
JD Smith

____
Jeff Stellinga

RESOLVED, that this Board hereby authorizes and directs the officers of the Company to execute and deliver, in the name and on behalf of the Company and to the extent required under its corporate seal, any and all other instruments, certificates and other documents and to do any and all other acts and things that said officers shall deem necessary or desirable to carry out the foregoing resolutions and the terms and provisions of the aforesaid Subscription Agreement to be performed by the Company.

IN WITNESS WHEREOF, the undersigned have signed this Consent as of September 11, 2014

J. L. Guerra, Jr.

Robert McDermott

John Schneller

JD Smith

Jeff Stellinga